UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On October 7, 2015, DTS, Inc. (“DTS”) filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of iBiquity Digital Corporation, a Delaware corporation (“iBiquity”) on October 1, 2015 pursuant to the Agreement and Plan of Merger, dated August 31, 2015, by and among DTS, certain wholly owned subsidiaries of DTS, iBiquity, the lenders’ representative and the lenders named therein.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of iBiquity described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of iBiquity as of and for the years ended September 30, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of iBiquity as of and for the nine months ended June 30, 2015 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of DTS and iBiquity for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)                                 Exhibits

23.1                        Consent of KPMG LLP, Independent Auditors.

99.1                        Audited consolidated financial statements of iBiquity as of and for the years ended September 30, 2014 and 2013 and the notes related thereto.

99.2                        Unaudited condensed consolidated financial statements of iBiquity as of and for the nine months ended June 30, 2015 and the notes related thereto.

99.3                        Unaudited pro forma condensed combined financial information of DTS and iBiquity for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: December 14, 2015

/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President,
Finance and Chief
Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors.

99.1	Audited consolidated financial statements of iBiquity as of and for the years ended September 30, 2014 and 2013 and the notes related thereto.

99.2	Unaudited condensed consolidated financial statements of iBiquity as of and for the nine months ended June 30, 2015 and the notes related thereto.

99.3

Unaudited pro forma condensed combined financial information of DTS and iBiquity for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 and the notes related thereto.